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                                                                     EXHIBIT 4.1


                             [FRONT OF CERTIFICATE]

      COMMON STOCK                                            COMMON STOCK
         NUMBER                   [CUMULUS LOGO]                 SHARES

          XXXX                                                    XXXX
                                     CUMULUS
  INCORPORATED IN THE                                      SEE REVERSE SIDE FOR
  STATE OF DELAWARE                                        CERTAIN DEFINITIONS

                                                               CUSIP 231082 10 8

This Certifies that          [NAME OF STOCKHOLDER]

is the record holder of        [NUMBER OF SHARES]

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK $.01 PAR VALUE, OF

                               CUMULUS MEDIA INC.

   transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the
   Transfer Agent and registered by the Registrar. A statement in full of all the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, will be furnished by the Corporation to any shareholder upon request and without charge.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                [CORPORATE SEAL]
             Dated [DATE]



---------------------------------               --------------------------------
          Secretary                                          Chairman


Countersigned by
Transfer Agent and Registrar:

By:
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                              [BACK OF CERTIFICATE]

                               CUMULUS MEDIA INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common          UNIF GIFT MIN ACT- ______Custodian______
TEN ENT- as tenants by the entireties                     (Cust)         (Minor)
 JT TEN- as joint tenants with            under Uniform Gifts to Minors Act
         right of survivorship and
         not as tenants in common         ______________________________________
    TOD- transfer on death                             (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED_______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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_________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________________________________________________

________________________________________________________________________Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated,___________________


                         NOTICE:________________________________________________
                                THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.